SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   February 12, 2009

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STRONGBOW RESOURCES INC.

(Name of Small Business Issuer in its charter)

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Nevada	000-52645	20-4119257
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

250 – 777 N. Rainbow Blvd., Las Vegas, Nevada, 89107

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:   (702) 938-3656

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2009 Darren Hayes and John Risinger submitted their resignations to the Company. Mr. Hayes was president, chief executive officer and a director of the Company. Mr. Risinger was a director of the Company. Neither Mr. Hayes nor Mr. Risinger had disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2009	STRONGBOW RESOURCES INC.

	By:	/s/ HERBERT SCHMIDT
Herbert Schmidt,
Principal Financial and Accounting Officer